SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 8, 2011 (September 1, 2011)

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

Dynegy Holdings Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 1, 2011, Dynegy Inc., a Delaware corporation (“Dynegy”) and direct parent of Dynegy Holdings, LLC, a Delaware limited liability company (“DH”) (f/k/a Dynegy Holdings Inc., a Delaware corporation ), and Dynegy Gas Investments, LLC, a Delaware limited liability company (“DGIN”) and a direct wholly owned subsidiary of DH, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) whereby DGIN sold 100% of the outstanding membership interests of Dynegy Coal HoldCo, LLC, a Delaware limited liability company (“Coal HoldCo”) and wholly owned subsidiary of DGIN, to Dynegy.  Dynegy’s board of directors, as well as DGIN’s board of managers, concluded that the fair value of the acquired equity stake in Coal HoldCo at the time of the transaction was approximately $1.25 billion, after taking into account all debt obligations of Coal HoldCo’s wholly owned subsidiary, Dynegy Midwest Generation, LLC (“ CoalCo”), including in particular CoalCo’s new $600 million, five-year senior secured term loan facility.  Dynegy provided this fair value to DGIN in exchange for Coal HoldCo through Dynegy’s issuance of an undertaking to make certain specified payments over time which coincide in timing and amount to the payments of principal and interest that DH is obligated to make under a portion of its $1.1 billion of 7.75% senior unsecured notes due 2019 and its $175 million of 7.625% senior debentures due 2026 (the “Undertaking Agreement”).  The Undertaking Agreement does not provide any rights or obligations with respect to any outstanding DH notes or debentures, including the notes and debentures due in 2019 and 2026.

DGIN assigned its right to receive payments under the Undertaking Agreement to DH in exchange for a promissory note (the “Note”) in the amount of $1.25 billion that matures in 2027 (the “Assignment”).  The Note bears annual interest at a rate of 4.24%, which will be payable upon maturity.  As a condition to Dynegy’s consent to the Assignment, the Undertaking Agreement was amended and restated to be between DH and Dynegy and to provide for the reduction of Dynegy’s obligations if the outstanding principal amount of any of DH’s $3.5 billion of outstanding notes and debentures is decreased as a result of any exchange offer, tender offer or other purchase or repayment by Dynegy or its subsidiaries (other than DH and its subsidiaries, unless Dynegy guarantees the debt securities of DH or such subsidiary in connection with such exchange offer, tender offer or other purchase or repayment); provided, that such principal amount is retired, cancelled or otherwise forgiven.

All of the summaries of the transaction and documents are qualified in their entirety by reference to the text of the Purchase Agreement, Undertaking Agreement, Assignment, Note and A&R Undertaking Agreement, which are attached hereto as Exhibits 2.1, 2.2, 10.1, 4.1 and 2.3 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 regarding the Note is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the closing of the transactions is being furnished as Exhibit 99.2 and is herein incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such filings.  In addition, this Form 8-K and the press release contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 8.01	Other Events.

On September 1, 2011, DH, then a Delaware corporation, changed its corporate form to a Delaware limited liability company pursuant to Section 266 of the General Corporation Law of the State of Delaware (the “Conversion”).  In connection with the Conversion, DH filed a Certificate of Formation of Dynegy Holdings, LLC and a Certificate of Conversion pursuant to the Delaware Limited Liability Company Act with the Delaware Secretary of State.  A copy of DH’s Certificate of Formation and Limited Liability Company Operating Agreement are attached hereto as exhibits 3.1 and 3.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(b)	Unaudited pro forma condensed consolidated financial statements of Dynegy Holdings, LLC are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(d)	Exhibits:

Exhibit No.	Document
2.1	Membership Interest Purchase Agreement by and between Dynegy Gas Investments, LLC and Dynegy Inc. dated September 1, 2011.
2.2	Undertaking Agreement by and between Dynegy Gas Investments, LLC and Dynegy Inc. dated September 1, 2011.
2.3	Amended and Restated Undertaking Agreement by and between Dynegy Holdings, LLC and Dynegy Inc.
3.1	Dynegy Holdings, LLC Certificate of Formation, effective September 1, 2011.
3.2	Dynegy Holdings, LLC Limited Liability Company Operating Agreement, effective September 1, 2011.

4.1	Promissory Note by and between Dynegy Holdings, LLC and Dynegy Gas Investments, LLC dated September 1, 2011.
10.1	Assignment Agreement by and among Dynegy Gas Investments, LLC, Dynegy Holdings, LLC and Dynegy Inc. dated September 1, 2011.
99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Holdings, LLC
99.2	Press release announcing the membership interest transfer dated September 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: September 8, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document
2.1	Membership Interest Purchase Agreement by and between Dynegy Gas Investments, LLC and Dynegy Inc. dated September 1, 2011.
2.2	Undertaking Agreement by and between Dynegy Gas Investments, LLC and Dynegy Inc. dated September 1, 2011.
2.3	Amended and Restated Undertaking Agreement by and between Dynegy Holdings, LLC and Dynegy Inc.
3.1	Dynegy Holdings, LLC Certificate of Formation, effective September 1, 2011.
3.2	Dynegy Holdings, LLC Limited Liability Company Operating Agreement, effective September 1, 2011.
4.1	Promissory Note by and between Dynegy Holdings, LLC and Dynegy Gas Investments, LLC dated September 1, 2011.
10.1	Assignment Agreement by and among Dynegy Gas Investments, LLC, Dynegy Holdings, LLC and Dynegy Inc. dated September 1, 2011.
99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Holdings, LLC
99.2	Press release announcing the membership interest transfer dated September 1, 2011.